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                     RETAIL CLASS OF AIM EQUITY FUNDS, INC.

                           AIM AGGRESSIVE GROWTH FUND

                         Supplement dated April 1, 1996
                    to the Prospectus dated January 2, 1996


         The first sentence in the first paragraph on the cover page, the second sentence in the first paragraph under the caption "SUMMARY- THE FUND" on page 2 and the second sentence in the first paragraph under the caption "ORGANIZATION OF THE COMPANY" on page 11 are revised to reflect that AIM Equity Funds, Inc. (the "Company") currently consists of six separate portfolios.

         The fourth sentence in the paragraph under the caption "Certain Investment Strategies and Policies - Stock Index Futures Contracts and Related Options" on page 7 is deleted and replaced in its entirety by the following:

         "The Fund may purchase and sell futures contracts and related options in order to hedge the value of its portfolio against changes in market conditions."

         The following paragraph is added as the second paragraph under the caption "Certain Investment Policies - Stock Index Futures Contracts and Related Options" on page 7:

                 "There are risks associated with investments in stock index futures contracts and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts and related options is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct."


         The second paragraph under the caption "Portfolio Managers" on page 10 of the Prospectus is revised to read in its entirety as follows:

                 "Robert M. Kippes, Kenneth A. Zschappel and Charles D. Scavone are primarily responsible for the day-to-day management of AGGRESSIVE GROWTH. Mr. Kippes is Vice President of AIM Capital. He currently serves as co-manager of AGGRESSIVE GROWTH and has been responsible for the Fund since 1992. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has six years of experience as an investment professional. Mr. Zschappel is Assistant Vice President of
         AIM Capital and has been responsible for the Fund since 1996.    Mr.
         Zschappel has been associated with AIM and/or its affiliates since 1990 and has five years of experience as an investment professional. Mr. Scavone has been responsible for the Fund and associated with AIM and/or its affiliates since 1996. Mr. Scavone has five

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          years experience as an investment professional. Prior to joining AIM,
          Mr. Scavone was Associate Portfolio Manager for Van Kampen
          American Capital Asset Management, Inc. from 1994-1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager."

         The first paragraph under the caption "TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS - Timing of Purchase Orders" on page A-4 is deleted and replaced in its entirety by the following:

                 "TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares - Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE."

         The section under the caption "TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS - Special Information Relating to Money Market Funds" on page A-5 is deleted and replaced in its entirety by the following:

                 "TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon and on each business day of AIM MONEY MARKET FUND.






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                 SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND AND AIM
         TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that either Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase.
         The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees."

         The third paragraph under the caption "Purchases At Net Asset Value" on page A-7 is revised by changing item (h) to read in its entirety as follows:

         "(h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services."

         The fourth paragraph under the caption "Purchases At Net Asset Value" on page A-7 is revised by deleting the word "or" before item (3), and inserting the following after item (3):

          ",or (4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts."

         The second sentence in the first paragraph after the listing of the AIM Funds under the caption "EXCHANGE PRIVILEGE - Terms and Conditions of Exchanges" on page A-10 is deleted in its entirety.

         The seventh paragraph under the caption "EXCHANGE PRIVILEGE - Terms and Conditions of Exchanges" on page A-11 is deleted and replaced in its entirety by the following:

                 "Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on


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          the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds - Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters - Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds - Timing of Purchase Orders."

         The fifth and sixth sentences in the paragraph under the caption "EXCHANGE PRIVILEGE - Exchanges by Telephone" on page A-12 are deleted and replaced in their entirety by the following:

         "To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at
         (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close."

         The second sentence in the paragraph under the caption "HOW TO REDEEM SHARES - Expedited Redemptions (AIM Money Market Fund only)" on page A-14 is deleted and replaced in its entirety by the following:

         "If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day."

         The paragraph under the caption "HOW TO REDEEM SHARES - Timing and Pricing of Redemption Orders" on page A-14 is deleted and replaced in its entirety by the following:

                 "TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that Class B shares of the Multiple Class Funds, and Class A shares of the Multiple Class Funds and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases



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          described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemption of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions."